EXHIBIT 10.15

                              TAG-IT PACIFIC, INC.
                              COMMON STOCK WARRANT


NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, Roth Capital Partners LLC ("HOLDER") is entitled to purchase, subject to the terms and conditions of this Warrant (this "WARRANT"), from Tag-It Pacific, Inc., a Delaware corporation (the "COMPANY"), One Hundred Seventy Two Thousand Five Hundred (172,500) fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share ("COMMON STOCK"), in accordance with Section 2 hereof at any time beginning on August 30, 2003 (the "COMMENCEMENT DATE") and ending at 5:00 p.m. Pacific Time on May 30, 2008 unless earlier terminated as provided herein (the "EXERCISE PERIOD"). The shares of Common Stock for which this Warrant is exercisable, as adjusted from time to time pursuant to the terms hereof, are hereinafter referred to as the "SHARES."

         1. EXERCISE PRICE. The initial exercise price for the Shares shall be Five Dollars and Six Cents ($5.06) per share. Such price shall be subject to adjustment pursuant to the terms hereof (such price, as adjusted from time to time, is hereinafter referred to as the "EXERCISE PRICE").

         2.       EXERCISE AND PAYMENT.

                  (a) CASH EXERCISE. At any time during the Exercise Period, Holder may exercise this Warrant, in whole or in part, from time to time, by delivering this Warrant and the Notice of Exercise annexed hereto (the "NOTICE OF EXERCISE") duly completed and executed by Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the Exercise Price then in effect by the number of Shares thereby purchased, as designated in the Notice of Exercise. Payment may be made in cash or by check payable to the order of the Company.

                  (b) NET ISSUANCE. In lieu of payment of the Exercise Price described in Section 2(a) hereof, Holder may elect to receive, without the payment by Holder of any additional consideration, shares equal to the value (as determined below) of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the Net Issuance Election

Notice annexed hereto (the "NET ISSUANCE ELECTION") duly executed, at the principal executive offices of the Company. Thereupon, the Company shall issue to Holder such number of fully paid and nonassessable Shares as is computed using the following formula:

where:                             X = Y (A-B)
                                       -------
                                         A

                  X = the number of Shares to be issued to Holder pursuant to this Section 2.

                  Y = the number of Shares covered by this Warrant in respect of which the Net Issuance Election is made pursuant to this
                  Section 2(b).

                  A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 2(b).

                  B = the Exercise Price in effect under this Warrant at the time the Net Issuance Election is made pursuant to this
                  Section 2(b).

For purposes of this Section 2(b), the "fair market value" per share of the Common Stock shall mean:

                           (i)      If the Common  Stock is traded on a national
securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National or SmallCap Market of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ NATIONAL MARKET" and "NASDAQ SMALLCAP MARKET", respectively) or other over-the-counter quotation system, the "fair market value" per share of Common Stock shall be the last reported sale price of the Common Stock on such exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or other over-the-counter quotation system on the last business day before the date the Net Issuance Election is made or if no such sale is made on such day, the mean of the closing bid and asked prices such day on such exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or other over-the-counter quotation system; and

                           (ii)     If the  Common  Stock  is not so  listed  or
admitted to unlisted trading privileges and bid and ask prices are not reported, the "fair market value" shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company for authorized but unissued shares, as determined by the Board of Directors (the "BOARD") in good faith.

         3. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as may be issuable from time to time upon exercise of this Warrant. All such shares shall be duly authorized and, when issued in accordance with the terms and conditions of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         4. DELIVERY OF STOCK CERTIFICATE OR CERTIFICATES. Within a reasonable time after exercise of this Warrant, in whole or in part, the Company shall issue in the name of and deliver to Holder a certificate or certificates representing the number of fully paid and nonassessable shares of


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


Common Stock which Holder shall have requested in the Notice of Exercise or Net Issuance Election, as applicable. If this Warrant is exercised in part, the Company shall cancel this Warrant in its entirety and shall deliver to Holder a new warrant for the unexercised portion of this Warrant at the time of delivery of such stock certificate or certificates.

         5. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a share results, the Company will, in lieu of issuance of any fractional share, pay Holder the difference between the fair market value of the fractional share (as determined in accordance with Section 2(b) hereof) and the portion of the Exercise Price allocable to such fractional share.

         6. LISTING. Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as applicable, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system, as applicable.

         7. CHARGES, TAXES AND EXPENSES. The Company shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer from the Company to Holder of the Shares issued pursuant to the exercise hereof; PROVIDED, HOWEVER, that in the event that any certificate or certificates for Shares are to be issued in a name other than the name of Holder, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto duly executed by Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         8. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         9. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday that is not a legal holiday.

         10.      ADJUSTMENT  OF  EXERCISE  PRICE  AND  NUMBER  OF  SHARES.  The
Exercise Price and the number of and kind of securities purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:


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


                  (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time during the Exercise Period subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination will be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments also will be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant as of such date shall remain unchanged.

                  (b) STOCK DIVIDEND. If at any time during the Exercise Period the Company declares a dividend or other distribution on Common Stock payable in Common Stock or Convertible Securities (as defined below) without payment of any consideration by such holders for the additional shares of Common Stock or the Convertible Securities (including any additional shares of Common Stock issuable pursuant to the terms of any Convertible Securities), then the number of Shares for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend or other distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend or other distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable pursuant to the terms of the Convertible Securities) of Common Stock as a result of such dividend or other distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable) for such dividend or other distribution will equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable). As used herein, "CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

                  (c) OTHER DISTRIBUTIONS. If at any time during the Exercise Period the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash or a distribution of Common Stock or Convertible Securities for which an adjustment to the Exercise Price is made pursuant to Section 10(b) hereof), then the Company may, at its option, either (i) decrease the Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Board or (ii) provide by resolution of the Board that upon exercise of this Warrant, Holder hereof shall thereafter be entitled to receive, in addition to the Shares of Common Stock otherwise receivable upon exercise hereof, the number of shares or other securities or property which would have been received had this Warrant been exercised in full at the time of such distribution.

                  (d) MERGER. If at any time during the Exercise Period there shall be a merger or consolidation of the Company with or into another corporation whereby the Company is not the surviving corporation, then Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting


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


from such merger or consolidation, which would have been received by Holder for the Shares subject to this Warrant had this Warrant been exercised at such time.

                  (e) RECLASSIFICATION, ETC. If at any time during the Exercise Period there shall be a change or reclassification of the securities as to which this Warrant is exercisable into the same or a different number of securities of any other class or classes, then Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the Exercise Period and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the Shares subject to this Warrant had this Warrant been exercised prior to such time.

         11. RIGHTS AS STOCKHOLDER; NOTICE TO HOLDERS. Nothing contained in this Warrant will be construed as conferring upon Holder or its permitted transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company. The Company will notify Holder by registered mail if at any time prior to the expiration or exercise in full of the Warrant, any of the following events occur:

                  (a) a dissolution, liquidation or winding up of the Company shall be proposed at a duly authorized meeting of the Board;

                  (b) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety; or

                  (c) a taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights.

                  Such giving of notice will be simultaneous with the giving of notice to the holders of Common Stock. Such notice must specify the record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice will not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

         12. RESTRICTED SECURITIES. Holder understands that this Warrant and, subject to the last sentence of this Section 12, the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") and are, or will be, acquired from Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations,


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


be resold or transferred without registration under the Securities Act or an applicable exemption from such registration. Unless the Shares are subsequently registered pursuant to Section 15 of this Warrant, Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to Holder upon exercise of this Warrant. Notwithstanding the foregoing, if a Holder exercises a net issuance under Section 2(b) hereof, the Shares will be deemed to be purchased under
Section 3(a)(9) of the Securities Act and will not be "restricted securities" or subject to legend if the Warrant has been held for a period of one year or more.

         13. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the Securities Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by Holder that the securities acquired by Holder upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

         14.      DISPOSITION OF SHARES; TRANSFERABILITY.

                  (a) Holder hereby agrees not to make any disposition of any Shares purchased hereunder unless and until:

                           (i) Holder  shall have  notified  the  Company of the
proposed disposition (by executing and delivering to the Company the Assignment Form attached hereto) and provided a written summary of the terms and conditions of the proposed disposition; and

                           (ii) Holder shall have complied with all requirements
of this Warrant applicable to the disposition of the Shares.

                           The Company  shall NOT be required to (i) transfer on
its books any Shares which have been sold or transferred in violation of the provisions of this Section 14 or (ii) treat as the owner of the Shares, or otherwise accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of the terms of this Warrant.

                  (b) TRANSFER. This Warrant shall be transferable only on the books of the Company maintained at its principal office set forth in Section 14(c), or wherever its principal office may then be located, upon delivery thereof duly endorsed by Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new warrants to the transferee entitled thereto.

                  (c) LIMITATIONS ON TRANSFER. This Warrant may not be sold, transferred, assigned or hypothecated (any such action, a "TRANSFER") by Holder except to (i) one or more persons, each of whom on the date of transfer is an officer of Holder; (ii) a general partnership or general partnerships, the general partners of which are Holder and one or more persons, each of whom on the date of transfer is an officer of Holder; (iii) a successor to Holder in any merger or consolidation;


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


(iv) a purchaser of all or substantially all of Holder's assets; or (v) any person receiving this Warrant from one or more of the persons listed in this
SECTION 14(C) at such person's death pursuant to will, trust or the laws of intestate succession,. This Warrant may be divided or combined, upon request to the Company by Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. If at the time of a Transfer, a Registration Statement is not in effect to register this Warrant, the Company may require Holder and the transferee to make such representations, and may place such legends on certificates representing this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit a Transfer without such registration.

         15. REGISTRATION RIGHTS. Reference is made to that certain Registration Rights Agreement, dated May 23, 2003, by and among the Company and the investors listed on the signature page thereto (the "REGISTRATION RIGHTS AGREEMENT") (capitalized terms used in this Section 15 and not defined shall have the meanings given such terms in the Registration Rights Agreement, except that Holder shall mean the holder of this Warrant and "Holder" shall have the meaning under the Registration Rights Agreement). The Company hereby agrees that Holder shall have all of the same rights with respect to the Shares as each of the "Holders" under the Registration Rights Agreement has with respect to the Registrable Securities, as if Holder were a "Holder" and the Shares were "Registrable Securities" under the Registration Rights Agreement, except that Holder shall not be entitled to any liquidated damages under Section 2(b) of the Registration Rights Agreement for any reason whatsoever. Holder agrees that it shall be bound by and perform all of the obligations of a "Holder" under the Registration Rights Agreement with respect to the Shares, including, without limitation, the obligation to indemnify the Company as provided in Section 5(b) thereunder.

         16.      MISCELLANEOUS.

                  (a) CONSTRUCTION. Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant pursuant to Section 14(b), and the term "Warrant" shall include any and all warrants outstanding pursuant to this Warrant, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 14 hereof.

                  (b) RESTRICTIONS. By receipt of this Warrant, Holder makes the same representations with respect to the acquisition of this Warrant as Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

                  (c) NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three
(3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.


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


                  To Holder:                Roth Capital Partners LLC
                                            24 Corporate Plaza
                                            Newport Beach, California  92660
                                            Attention:  Gordon Roth, CFO

                  To the Company:           Tag-It Pacific, Inc.
                                            21900 Burbank Blvd., Suite 270
                                            Woodland Hills, CA 91367
                                            Attention:  Ronda Sallmen, CFO

                  (d) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  (e) ENTIRE AGREEMENT. This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

                  (f) BINDING EFFECT. This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

                  (g) WAIVER; CONSENT. This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

                  (h) SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

                  (i) COUNTERPARTS. This Warrant may be signed in several counterparts, each of which shall constitute an original.


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


                  IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Warrant effective as of the date hereof.



DATED:  May 30, 2003           THE COMPANY:
                               -----------

                               Tag-It Pacific, Inc., a Delaware corporation


                               By:     /S/ COLIN DYNE
                                     -----------------------------------------
                               Its:    CHIEF EXECUTIVE OFFICER
                                     -----------------------------------------

                               HOLDER:

                               ROTH CAPITAL PARTNERS LLC, a California limited liability company

                               By:     /S/ ILLEGIBLE
                                     -----------------------------------------
                               Its:    CHIEF FINANCIAL OFFICER
                                     -----------------------------------------

                               NOTICE OF EXERCISE


To:      Tag-It Pacific, Inc.


                  1. The undersigned hereby elects to purchase _____________ shares of common stock, $0.001 par value per share ("STOCK") of Tag-It Pacific, Inc., a Delaware corporation (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

                  2. Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by
Section 14 of the Warrant.

                  3. Please issue a certificate or certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

                  4. Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.


                                           Holder:
                                                  ----------------------------

Dated:  _______________
                                           -----------------------------------
                                           By:
                                              --------------------------------
                                           Its:
                                               -------------------------------

                         EXHIBIT A TO NOTICE OF EXERCISE

                            FORM OF INVESTMENT LETTER

Tag-It Pacific, Inc.
6305 El Camino Real
Carlsbad, CA 92009


Ladies and Gentlemen:

The undersigned hereby makes the following certifications and representations with respect to the __________ (__________) shares (the "Shares") of Common Stock of TAG-IT PACIFIC INC., a Delaware corporation (the "Company"), which are being acquired by the undersigned.

The undersigned represents and warrants that the undersigned is acquiring the Shares solely for the undersigned's account for investment and not with a view to or for sale or distribution of the Shares or any part thereof. The undersigned also represents that the entire legal and beneficial interests of the Shares the undersigned is acquiring is being acquired for, and will be held for, the undersigned's account only.

The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the basis that no distribution or public offering of the Shares is to be effected. The undersigned realizes that the basis for the exemption may not be present if, notwithstanding the undersigned's representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned has no such intention.

The undersigned recognizes that the Shares being acquired by the undersigned must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned recognizes that the Company has no obligation to register the Shares or to comply with any exemption from such registration.

The undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act ("Rule 144") unless certain conditions are met and until the undersigned has held the Shares for at least one year. Among the conditions for use of the Rule is the availability of current information to the public about the Company. The undersigned understands that the Company has not made such information available and has no present plans to do so.

The undersigned further agrees not to make any disposition of all or any part of the Shares being acquired in any event unless and until:

1. The Shares are transferred pursuant to Rule 144, and the Company shall have received from the undersigned documentation acceptable to the Company that a sale of the Shares has occurred in accordance with all of the provisions of Rule 144; or

2. The Company shall have received a letter secured by the undersigned from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

3. There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

4. (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the undersigned shall have furnished the Company with an opinion of counsel for the undersigned to the effect that such disposition will not require registration of such Shares under the Securities Act, and (iii) such opinion of counsel for the undersigned shall have been concurred in by the Company's counsel and the Company shall have advised the undersigned of such concurrence.

The undersigned understands and agrees that all certificates evidencing the Shares to be issued to the undersigned may bear the following legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

Very truly yours,




By:
   --------------------------------------------------

Its:
    -------------------------------------------------

                        NET ISSUANCE ELECTION NOTICE


To:  Tag-It Pacific, Inc.                   Date:_____________



                  The undersigned hereby elects under Section 2 of the attached Warrant to surrender the right to purchase ___________ shares of Common Stock pursuant to the attached Warrant. The Certificate(s) for the shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below.





Signature:




Name for Registration:



Mailing Address:

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



                  FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is


---------------------------------------------------------------.



---------------------------------------------------------------

                                             Dated:  ______________, _______


                  Holder's Signature:       _____________________________

                  Holder's Address:         _____________________________

                                            _____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.